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                                                                   EXHIBIT 10.46

                              ASSIGNMENT AGREEMENT

         THIS ASSIGNMENT AGREEMENT is made and entered into as of the 4th day of March, 1998 by and between Gulf Power Company, hereinafter called Licensor and Knology of Panama City, Inc., hereinafter called Licensee.

                                  WITNESSETH:

         WHEREAS, Licensor has previously entered into pole attachment agreements with Beach Cable, Inc.

         WHEREAS, Beach Cable desires to assign its rights and obligations under the pole attachment agreements to Licensee; and

         WHEREAS, Licensor desires to consent to such assignment under the terms and conditions herein stated.

         NOW, THEREFORE, for and in consideration of the mutual convenants and agreements herein contained, Licensor and Licensee hereby agree as follows:

         1. Licensor hereby consents to the assignment to Licensee of the following pole attachment agreement with the following entities:

         Beach Cable, Inc. - pole attachment agreement dated 01/01/98

         2. Licensee does hereby convenant and agree to do and perform each of the convenants and undertakings of the aforesaid agreements, to pay each sum of money required to be paid under each agreement to the full extent as if such agreements had been originally made with Licensee.

         3. Licensor and Licensee agree that the terms and conditions of the aforesaid agreements shall continue in fall force and effect and no modification to such terms and conditions shall be made during the term of such agreements, except modifications which may be required for safety, operational or other related reasons.


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         4. Licensee covenants and agrees to indemnify, protect and hold
Licensor harmless from and against any and all claims, damages and other costs (including attorney's fees) relating to the obligations of Beach Cable under the agreements.

         5. Licensee shall pay all outstanding debts owed to Licensor by Beach Cable currently due or that may come due in the future under the aforesaid agreements.

         6. Nothing contained in this Assignment Agreement shall serve to discharge Beach Cable, or the respective sureties of Beach Cable, from any liability accrued or accruing under the aforesaid agreements.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be duly executed by their respective corporate officers thereunto duly authorized as the day, month and year first written above.

 ATTEST:                            LICENSOR:

                                    GULF POWER COMPANY


/s/ Linda G. Malone                 BY: /s/
--------------------                   ---------------------------
ASST.  SECRETARY                       VICE PRESIDENT - POWER
                                       DELIVERY AND CUSTOMER
                                       OPERATIONS


ATTEST:                             LICENSEE:

                                    KNOLOGY OF PANAMA CITY, INC.


/s/ Donna Sikes                     BY: /s/ Ancel A. Hamilton, Jr.
--------------------                    --------------------------
                                        Ancel A. Hamilton, Jr.
                                        VP Operations



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                                    EXHIBIT A

                           DESCRIPTION OF SERVICE AREA

Name of Company                      Knology of Panama City, Inc.
                         -----------------------------------------------------

For Agreement Dated                        January 1, 1998
                         -----------------------------------------------------



A description of the geographical boundaries of the Agreement by Township, Range and Section:


1. The City of Panama City Beach, Florida.


2. The City of Panama City, Florida.


3. The City of Lynn Haven, Florida.


4. The City of Springfield, Florida.


5. The City of Cedar Grove, Florida.


6. The City of Parker, Florida.


7. The City of Callaway, Florida.


8. The unincorporated areas of Bay County.



WITNESS:                                     Knology of Panama City, Inc.

BY: /s/ Donna Sikes                          By: /s/ Ancel A. Hamilton, Jr.
    ----------------                             --------------------------
                                                     Ancel A. Hamilton, Jr.

                                             Title: VP Operations
                                                    -----------------------



ATTEST:                                      Gulf Power Company


By: /s/ Linda G. Malone                      By: /s/
    ---------------------                        --------------------------
     ASST. SECRETARY                         Vice President - Power Delivery and
                                             Customer Operations